                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                               (Amendment No. 2)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2004

                              Escalon Medical Corp.
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                     0-20127                 33-0272839
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

575 East Swedesford Road, Suite 100, Wayne, PA                          19087
----------------------------------------------                        ----------
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code   610-688-6830

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Statement:
----------------------

     We are submitting this Form 8-K/A to file revised Exhibit 99.1, the Independent Auditors' Report of Baker Tilly.

Item 9.01    Financial Statements and Exhibits.
---------    ---------------------------------

             (a) Financial Statements of Business Acquired.

Drew Scientific

Independent Auditors' Report
Consolidated Balance Sheet as of  March 31, 2004
Consolidated Statement of Income for the Year Ended March 31, 2004 Consolidated Statement of Shareholders' Equity as of March 31, 2004 Consolidated Statement of Cash Flows for the Year Ended March 31, 2004
Notes to Consolidated Financial Statements for the Year Ended March 31, 2004

Independent Auditors' Report
Consolidated Balance Sheet as of  March 31, 2003
Consolidated Statement of Income for the Year Ended March 31, 2003 Consolidated Statement of Shareholders' Equity as of March 31, 2003 Consolidated Statement of Cash Flows for the Year Ended March 31, 2003
Notes to Consolidated Financial Statements for the Year Ended March 31, 2003

              (b) Unaudited Pro Forma Condensed Consolidated Financial
                  Statements.

Pro Forma Consolidated Balance Sheet as of June 30, 2004
Pro Forma Consolidated Statement of Operations for Twelve Months Ended
June 30, 2004
Pro Forma Notes to Consolidated Financial Statements for the Year Ended June 30, 2004

              (c) Exhibits.

Exhibit No.       Exhibit Description
-----------       -------------------
23.1              Consent of Baker Tilly, independent auditors.  (*)
23.2              Consent of Richard L. Weisheit, P.C., independent auditors.(*)
99.1              Financial Statements of Business Acquired. (*)
99.2              Pro Forma Financial Information. (**)
------------------------
*    Filed herewith

** Incorporated by reference to Exhibit 99.2 filed with the Company's Form 8-K/A on October 10, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ESCALON MEDICAL CORP.



Date: June 21, 2006                          By: /s/ Richard J. DePiano
                                                --------------------------------
                                                Richard J. DePiano
                                                Chairman and
                                                 Chief Executive Officer